LOAN TRANCHE ____

                                    EXHIBIT G

                               SECURITY AGREEMENT


          THIS SECURITY AGREEMENT (this "Security Agreement"), dated as of ________________________, 19__, is executed by SYBRA, INC., a Michigan corporation, as the surviving entity of a merger with Newco ("Borrower"), in favor of ATHERTON CAPITAL INCORPORATED, a Delaware corporation (together with its successors and assigns, "Lender").


                                    RECITALS

               A. Pursuant to a Loan Agreement, dated as of the date hereof (the "Loan Agreement"), between Borrower and Lender, Lender has agreed to extend a loan in the aggregate principal amount of $__________________________ (the "Loan") to Borrower upon the terms and subject to the conditions set forth therein.

               B. Lender's obligation to extend the loan to Borrower under the Loan Agreement is subject, among other conditions, to receipt by Lender of this Security Agreement duly executed and delivered by Borrower.

               C. Following the execution of this Security Agreement, Lender expects to eventually sell the Loan to one or more trusts or other entities.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower hereby agrees with Lender as follows:

          1. Definitions and Interpretation. When used in this Security Agreement, the following terms shall have the following respective meanings:

          "Collateral" shall have the meaning given to that term in paragraph 2 hereof.

          "Equipment" shall have the meaning given to that term in Attachment 1 hereto.

          "Inventory" shall have the meaning given to that term in Attachment 1 hereto.

          "Loan Agreement" shall have the meaning given to that term in Recital A hereof.

          "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Loan Agreement or any of the other Loan Documents including, without limitation, all interest, Yield Maintenance Amount, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to and payable by Borrower hereunder or thereunder.

          "Receivables" shall have the meaning given to that term in Attachment 1 hereto.

          "Related Contracts" shall have the meaning given to that term in Attachment 1 hereto.

          "Restaurant" shall mean each of the Arby's restaurants described on Attachment 2.

          "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time. Unless otherwise defined herein, all other capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Section I of the Loan Agreement shall, to the extent not inconsistent with the terms of this Security Agreement, apply to this Security Agreement and are hereby incorporated by reference.

          2. Grant of Security Interest. As collateral security for the Obligations, Borrower hereby pledges and assigns to Lender and grants to Lender a security interest in all right, title and interest of Borrower in and to the property described in Attachment 1 hereto, whether now owned or hereafter acquired (collectively and severally, the "Collateral"), which Attachment 1 is incorporated herein by this reference.

          3. Representations and Warranties. Borrower represents and warrants to Lender as follows:

          (a) Borrower is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens pertaining to personal property.

          (b) Lender has (or in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) a first priority perfected security interest in the Collateral, other than Permitted Liens pertaining to personal property.

          (c) All Equipment and Inventory are located at the Restaurant. Borrower has exclusive possession and control of the Inventory and Equipment.

          (d) Borrower keeps all records concerning the Receivables and the originals of all Related Contracts at the Restaurant or at its chief executive office.

          4. Covenants. Borrower hereby agrees as follows:

          (a) Upon the written request of Lender at any time and from time to time, Borrower shall perform all acts that may be reasonably deemed necessary or appropriate by Lender to maintain, continue, preserve, protect and perfect the Collateral (ordinary wear and tear excepted), the Lien granted to Lender therein and the first perfected priority of such Lien.

          (b) Borrower shall not use or permit any Collateral to be used in violation of any provision of the Loan Agreement, this Security Agreement or any other Loan Document.

          (c) Borrower shall pay promptly when due all taxes and other Governmental Charges, all Liens and all other charges now or hereafter imposed upon or affecting any Collateral (other than any such taxes, Governmental Charges, Liens or other charges which are being contested by Borrower in good faith and by appropriate proceedings and for which Borrower has established adequate reserves.

          (d) Without 30 days' prior written notice to Lender, Borrower shall not (i) change Borrower's name or place of business (or, if Borrower has more than one place of business, its chief executive office), or the office in which Borrower's records relating to Receivables or the originals of Related Contracts are kept, (ii) keep Collateral consisting of chattel paper at any location other than at the Restaurant or its chief executive office, or (iii) keep Collateral consisting of Equipment, Inventory or other goods at any location other than at the Restaurant.

          (e) Borrower shall procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by Lender to perfect, maintain and protect its Lien hereunder and the priority thereof and to assure compliance by Borrower with the terms of this Security Agreement and the other Loan Documents as Lender may from time to time reasonably request and shall deliver promptly to Lender all originals of Collateral consisting of instruments, documents and chattel paper.

          (f) Borrower shall appear in and defend any action or proceeding which may affect its title to or Lender's interest in the Collateral.

          (g) If Lender gives value to enable Borrower to acquire rights in or the use of any Collateral, Borrower shall use such value for such purpose.

          (h) Borrower shall keep separate, accurate and complete records of the Collateral and shall provide Lender with such records and such other reports and information relating to the Collateral as Lender may reasonably request from time to time.

          (i) Borrower shall not surrender or lose possession of (other than to Lender), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Loan Agreement, and, notwithstanding any provision of the Loan Agreement, Borrower shall keep the Collateral free of all Liens except Permitted Liens pertaining to personal property.

          (j) Borrower shall comply with all material Legal Requirements applicable to Borrower which relate to the production, possession, operation, maintenance and control of the Collateral (including, without limitation, the Fair Labor Standards Act).

           5. Authorized Action by Agent. Borrower hereby irrevocably appoints Lender as its attorney-in-fact and agrees that Lender may perform (but Lender shall not be obligated to and shall incur no liability to Borrower or any third party for failure so to do) any act which Borrower is obligated by this Security Agreement to perform, and to exercise such rights and powers as Borrower might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse and receive all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, protect, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of Borrower relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder. Borrower agrees to reimburse Lender upon demand for any reasonable costs and expenses, including reasonable attorneys' fees, Lender may incur while acting as Borrower's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. Borrower agrees that such care as Lender gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Lender's possession; provided, however, that Lender shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

           6. Performance by Lender. If Borrower shall fail to pay or perform any of its obligations herein contained or under any other Loan Documents, Lender upon five (5) days prior written notice to Borrower (except as otherwise expressly permitted by any Loan Document in the event of an emergency when no notice need be given) may, but need not, make (or cause to be made) any such payment or perform (or cause to be performed) any such obligation of Borrower hereunder or thereunder (provided Borrower is not contesting such payment or performance as permitted by the Loan Agreement and the failure to so perform such obligation would have a Material Adverse Effect), in any form and manner deemed commercially reasonable by Lender as agent or attorney-in-fact of Borrower, and any amount so paid or expended (plus reasonable compensation to Lender for its out-of-pocket and other expenses (including legal expenses) for each matter for which it acts under this Security Agreement), with interest thereon at the Default Rate, shall be added to the Obligations and shall be repaid to Lender upon demand. No such action of Lender shall be considered as a waiver of any right accruing to it on account of the occurrence of any default on the part of Borrower under this Security Agreement, any Default, any Event of Default, or any default or event of default under any other Loan Document.

          7. Default and Remedies. Borrower shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Loan Agreement. In addition to all other rights and remedies granted to Lender by this Security Agreement, the Loan Agreement, the other Loan Documents, the UCC and other applicable governmental regulations, Lender may, upon the occurrence and during the continuance of any such Event of Default, exercise any one or more of the following rights and remedies: (a) foreclose or otherwise enforce Lender's security interests in any or all Collateral in any manner permitted by applicable law or in this Security Agreement; (b) notify any or all account debtors to make payments on Receivables directly to Lender; (c) sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Lender may determine; (d) require Borrower to assemble the Collateral and make it available to Lender at a place to be designated by Lender; (e) enter onto any property where any Collateral is located and take possession thereof with or without judicial process; and (f) prior to the disposition of the Collateral, store, process, repair or recondition any Collateral consisting of goods, perform any obligations and enforce any rights of Borrower under any Related Contracts or otherwise prepare and preserve Collateral for disposition in any manner and to the extent Lender deems reasonably appropriate. In furtherance of Lender's rights hereunder, Borrower hereby grants to Lender an irrevocable, non-exclusive license (exercisable without royalty or other payment by Lender) to use, license or sublicense any patent, trademark, tradename, copyright or other intellectual property in which Borrower now or hereafter has any right, title or interest, together with the right of access to all media in which any of the foregoing may be recorded or stored. Borrower hereby agrees that ten (10) days notice of any intended sale or disposition of any Collateral is reasonable.

          8. Miscellaneous.

           (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Borrower or Lender under this Security Agreement shall be in writing and telecopied, mailed or delivered to each party at its telecopier number or address set forth below (or to such other telecopier number or address for any party as indicated in any notice given by that party to the other party). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt.

                     Lender: Atherton Capital Incorporated 1001 Bayhill Drive, Suite 155
                                          San Bruno, California  94066
                                          Attn:  David L. Elder
                                          Telephone No.:  (415) 827-7800
                                          Telecopier No.:  (415) 827-7950

                     with a copy to       _____________________________________
                     Loan Servicer:       _____________________________________
                                          _____________________________________
                                          Attention:___________________________
                                          Telephone No.:_______________________
                                          Telecopy No._________________________

                     Borrower:            Sybra, Inc.
                                          8300 Dunwoody Place, Suite 300
                                          Atlanta, GA 30350
                                          Attn: Charles N. Hyslop, President
                                          Telephone No.:  (770) 587-0290
                                          Telecopier No.: (770) 594-7044

           (b) Expenses. Borrower shall pay on demand (i) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Lender in connection with the preparation, execution and delivery of, and the exercise of its rights and duties under, this Security Agreement, and the preparation, execution and delivery of amendments, consents and waivers hereunder; and (ii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Lender in connection with the custody, preservation, preparation or sale of, or other realization on, any of the Collateral or the enforcement or attempted enforcement of any of the Obligations or in preserving any of Lender's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Loan Documents or the Obligations or any bankruptcy or similar proceeding affecting Borrower or Guarantor). As used herein, the term "reasonable attorneys' fees and expenses" shall include, without limitation, allocable costs and expenses of Lender's in-house legal counsel and staff.

          (c) Waivers; Amendments. Any term, covenant, agreement or condition of this Security Agreement may be amended or waived if such amendment or waiver is in writing and is signed by Borrower and Lender. No failure or delay by Lender in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

           (d) Successors and Assignments. This Security Agreement shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns; provided, however, that Borrower and Lender may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Loan Agreement. Lender may disclose this Security Agreement, any other Loan Documents and any financial or other information relating to Borrower to any assignee or potential assignee.

           (e) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

           (f) Jury Trial. EACH OF BORROWER AND LENDER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT.

           (g) Cumulative Rights, etc. The rights, powers and remedies of Lender under this Security Agreement shall be in addition to all rights, powers and remedies given to Lender by applicable law, the Loan Agreement, any other Loan Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender's rights hereunder. Borrower waives to the fullest extent permitted by applicable law any right to require Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Lender's power.

           (h) Payments Free of Taxes, Etc. All payments made by Borrower under this Security Agreement shall be made by Borrower free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Borrower shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Lender, Borrower shall furnish evidence satisfactory to Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

           (i) Borrower's Continuing Liability. Notwithstanding any provision of this Security Agreement or any other Loan Document or any exercise by Lender of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any Collateral), (i) Borrower shall remain liable to perform its obligations and duties in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral) and (ii) Lender shall not assume any liability to perform such obligations and duties or to enforce any of Borrower's rights in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral).

           (j) Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of California.

           (k) Release of Collateral and Termination. Upon the indefeasible payment in full of all of the Obligations, Lender shall release its security interest in the Collateral and this Security Agreement shall be terminated.

          IN WITNESS WHEREOF, Borrower has caused this Security Agreement to be executed as of the day and year first above written.

                                        SYBRA, INC.,
                                        a Michigan corporation


                                        By:  ________________________________

                                        Name:  ______________________________

                                        Title:  _____________________________

                                  ATTACHMENT 1

                              TO SECURITY AGREEMENT

(a) All equipment and fixtures held or maintained at the Restaurant or otherwise used in the ownership or operation of the Restaurant (including, without limitation, food preparation equipment, decorations, seating, booths, awnings, refrigeration equipment not involving roof penetration, signage, menus, furniture, playground equipment, vehicles and other machinery and office equipment), together with all additions and accessions thereto and replacements therefor (collectively, the "Equipment");

           (b) All inventory held or maintained at the Restaurant or otherwise used in the ownership or operation of the Restaurant (including, without limitation, (i) all food and paper inventory and all other raw materials, work in process and finished goods and (ii) all such goods which are returned to or repossessed by Borrower), together with all additions and accessions thereto, replacements therefor, products thereof and documents therefor (collectively, the "Inventory");

           (c) All accounts, chattel paper, instruments, deposit accounts and other rights to the payment of money (including, without limitation, general intangibles and contract rights) arising as a result of any activities conducted by, through or at the Restaurant (including, without limitation, payments received with respect to termination, arbitration or litigation under the Franchise Agreement) (collectively, the "Receivables") and all contracts, security agreements, leases, guaranties and other agreements evidencing, securing or otherwise relating to the Receivables (collectively, the "Related Contracts");

           (d) All other general intangibles and contract rights not otherwise described above acquired, held, used, sold or consumed in connection with the Restaurant or relating to or arising out of the Restaurant or the operation thereof (including, without limitation, (i) customer and supplier lists and contracts, books and records, computer programs and other intellectual property, insurance policies, tax refunds, contracts for the purchase and/or lease of real or personal property, subject to the terms of Section 5.01(u) of the Loan Agreement, (ii) all patents, copyrights, trademarks, tradenames and service marks, (iii) to the extent permitted by the terms thereof, all licenses to use, applications for, and other rights to, such patents, copyrights, trademarks, tradenames and service marks, (iv) all goodwill of Borrower (including the ongoing enterprise value of the Restaurants), (v) the Franchise Agreement(s) in respect of each Restaurant and all rights thereunder, including, without limitation, the right to operate each Restaurant, the right to receive any payment from the Franchisor, and the right to receive any payment from any other Person in connection with, or related to, or arising out of or from any such Franchise Agreement, all to the fullest extent permitted by Arby's, Inc. or applicable law, and (vi) to the extent permitted by the terms thereof, any other agreement between Borrower and Franchisor;

           (e) All other property not otherwise described above acquired, held, used, sold or consumed in connection with the Restaurant or relating to the Restaurant or the management thereof (including, without limitation, all money, certificated securities, uncertificated securities, documents and goods); and

           (f) All cash and non-cash proceeds and products of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).


                                      [1]-1

                                                               LOAN TRANCHE ___

                                  ATTACHMENT 2
                              TO SECURITY AGREEMENT


Restaurant No.       Location



                                      [1]-2